UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

_______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 12, 2007
(Date of Earliest Event Reported)

FORTUNET, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51703	88-0252188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)

(702) 796-9090
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Principal Officer.

On November 12, 2007, FortuNet, Inc. (the “Company”) issued a press release announcing the resignation of Chief Financial Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 5.02 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01.             Other Events.

On November 12, 2007, FortuNet, Inc. (the “Company”) issued a press release announcing the demonstration of its Mobile Gaming System at the G2E Trade Show and Red Rock Casino & Spa in Las Vegas. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

On November 12, 2007, FortuNet, Inc. (the “Company”) issued a press release introducing new products at the Global Gaming Expo in Las Vegas. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01.             Financial Statements and Exhibits.

 (d)        Exhibits

Exhibit No.	Document
99.1	Press release, dated November 12, 2007, announcing the resignation of Chief Financial Officer.

Exhibit No.	Document
99.2	Press release, dated November 12, 2007, , announcing the demonstration of its Mobile Gaming System at the Global Gaming Expo and Red Rock Casino & Spa in Las Vegas

Exhibit No.	Document
99.3	Press release, dated November 12, 2007, announcing FortuNet Introduces New Products at the Global Gaming Expo in Las Vegas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNET INC.

Date November 13, 2007                                                                        By:   /s/ Yuri Itkis
Yuri Itkis
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated November 12, 2007, announcing the resignation of Chief Financial Officer..

Exhibit No.	Document
99.2	Press release, dated November 12, 2007, , announcing the demonstration of its Mobile Gaming System at the Global Gaming Expo and Red Rock Casino & Spa in Las Vegas

Exhibit No.	Document
99.3	Press release, dated November 12, 2007, announcing FortuNet Introduces New Products at the Global Gaming Expo in Las Vegas.